
REFLECTING ON
2019
WITH 2020 VISION

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Important Disclosures

Certain statements we may make today may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

Non-GAAP Measures

Throughout this presentation, we refer to certain non-GAAP measures, including, without limitation, core revenue, core non-interest expense, core pre-tax pre-provision income, core diluted per share measures and tangible book value per share. For a reconciliation of non-GAAP measures to U.S. GAAP results and our rationale for usage of non-GAAP measures, see the Appendix in this presentation.

Rules of Conduct

- In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc. (the "Company"), we ask you to honor the following rules of procedure:

  - Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.

  - Shareholders who are attending through an audio only (phone) line, do not have the ability to ask questions.

  - Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Robert A. DeAlmeida


Cindy J. Joiner, CPA


Mark K. Keller


Thomas D. Longenecker


Andrea L. Pugh


Michael J. Rice


Eric A. Segal


Glenn W. Snoke


Floyd E. Stoner

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Impacts of Novel Coronavirus (COVID-19)



- For the first time in our 101 year history, we are not meeting face-to-face
- We continue to balance the safety of our employees, shareholders, and communities with our responsibility to provide essential services

- Due to the many significant and ongoing changes to our economy and social fabric, we cannot predict with certainty how COVID-19 will impact our results for the last three quarters of 2020
- Tom Brugger will discuss potential impacts during his financial report

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	29 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Thomas R. Brugger *EVP/Chief Financial Officer*	28 years	2019	Finance | Treasury | Strategy | Executive	Sun National, Customers, Sovereign
Barbara E. Brobst *EVP/Chief Human Resources Officer*	37 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	31 years	2012	Risk | Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	31 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Operations, Technology, Logistics*	33 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	23 years	1996	Lending | Retail | Executive	Orrstown Bank
Christopher Holt EVP/Market President	30 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	33 years	2016	Lending | Retail | Executive	Susquehanna, Graystone/Tower
Zachary Khuri EVP/Market President	11 years	2019	Lending | Retail | Executive	FNB, Metro
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Retail | Executive	Metro, M&T
Luke Bernstein *EVP/Chief Retail Officer*	5 years	2017	Communications | Executive | Retail	PBA, Office of Governor, Prudential Securities
Matthew C. Schultheis, CFA *SVP/IR and Strategic Planning*	25 years	2019	Investor Relations | Strategy | Research	Boenning & Scattergood, Ferris, Baker, Watts, Allfirst

Summary of Achievements

Our focus as described at last year's Annual Shareholders Meeting:

- Expand and build out commercial lending and fee income businesses, to take advantage of current and new markets
- Complete integration of Hamilton Bank
- Continue branch refresh and optimization of branch network
- Client experience launch

Summary of Achievements (continued)

Our focus as described at last year's Annual Shareholders Meeting:

- Optimize Hamilton network
- Focus on operational efficiency
- Focus on Enterprise Risk Management, including cybersecurity
- Investment in learning and development (Orrstown University)
- Reward our shareholders

Expand Commercial Lending and Fee Income Businesses

- 72% growth in Commercial Relationship Managers in 2019 to 31 total[1]
- $150 million pipeline increase since July
- Significant increase in commercial loans
  - Q4 2019: 20% annualized growth
  - Q1 2020: 15% annualized growth
  - Q2-Q4 2020: We are predicting slower growth rate as a result of COVID-19 Pandemic
- To date[2] we have processed ~1,500 Payroll Protection Program loans totaling ~$370 million, expected to result in ~$9 million in fee income in Q2 and Q3

1. Total Commercial Relationship Managers includes four Market Presidents and Chief Revenue Officer; it does not include small business lending specialists who generally handle credits of $500,000 or less. Three of the 26 commercial lenders are CRE specialists, the remaining 23 are C&I lenders. 2. Results through first allocation of $349 billion in PPP funds.

Expand Commercial Lending and Fee Income Businesses



Total Loan Outstandings
(in millions)
18.5% CAGR
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$705
$782
$883
$1,010
$1,248
$1,644
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

- Our loan portfolio has more than doubled in the past five years
- Favorable demographics of our newest markets: Lancaster/Berks, Dauphin/West Shore, and Maryland should support a strong growth trajectory going forward (absent COVID-19 impacts)

Expand Commercial Lending and Fee Income Businesses



Total Noninterest Income
(000's)
$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$17,020
$18,137
$19,179
$19,776
$23,537
19.0%
2015 FY
2016 FY
2017 FY
2018 FY
2019 FY

- Focused on growth in non-interest income throughout the Company in 2019
- Strong upside potential from mortgage and trust/wealth management in our newest markets

Complete Integration of Hamilton Bank

Hamilton Bank
Together. Let's Grow.

ORRSTOWN BANK



- Closed deal in Q2 2019
- Completed successful systems conversion in Q3 2019
- Chris Holt, Market President, joined in July 2019 and successfully recruited strong team that has had significant impact, ahead of our internal projections

Continue Branch Optimization

- Announced closure of five underperforming branches and North Pointe Operations Center (excess 50,000 sq. ft.) in Q4 2019; Branches closed in Q1 2020 and operations center scheduled for sale in Q3 2020

- We are also investing in our existing branch network by selectively upgrading our facilities to deliver the optimal client experience

- These decisions are not made lightly, but as stewards of your investment in Orrstown, we have an obligation to continuously evaluate our delivery channels

- Covid 19 Impacts:
  - Operating our 24 branches that have drive-thru lanes in drive-thru only mode
  - Branches without drive-thru lanes are closed to regular lobby traffic
  - Face-to-face visits by appointment only when no other viable option and following all federal, state, and local guidelines for social distancing, face masks, etc.

- We will continuously evaluate our retail franchise, particularly given dramatic changes in client preferences over the past decade (which may be accelerated by COVID-19)

Focus on Operational Efficiency



- Numerous enhancements to ensure scalability and efficiency, including:
  - Roll out of e-sign throughout the entire branch network
  - Quality control automation process for loan boarding
  - Utilization of robotic automation to eliminate inefficient data keying efforts
  - Significant automation of Patriot Officer, our BSA/AML anti-fraud software
  - Automation of data updates

Focus on ERM, Including Cybersecurity

- Continue to support a culture that balances appropriate risk management with business development efforts
- BSA enhancements to include additional focus on client due diligence
- Continued down the path of CECL readiness (although we have not yet determined when we will adopt)
- Enhanced CRA reporting and management of the CRA function
- Credit Administration worked closely with the business line to assign appropriate risk ratings for the Mercersburg and Hamilton acquired portfolios
- Established procedures and staffing to accommodate newly formed Large Mortgage Servicer unit with the acquisition of Hamilton

Focus on ERM, Including Cybersecurity

- Invested in technologies that operationalize threat intelligence and use artificial intelligence to detect and thwart threat actors
- Invested in enhanced training and awareness programs for all employees
- Invested in the reduction of and control over sensitive Company and personal information
- Enhanced our incident response plan to describe realistic actions and timelines
- Focused on communication technologies and cyber security to support work-from-home efforts

Investments in Learning & Development

- Orrstown University webpage
- Introduction of Orrstown Connections (weekly e-newsletter)
- Employee Learning Week
- **Mercersburg and Hamilton conversions**
- 805 participant training sessions in 2019
- Customer experience roll out across entire Company

Reward our Shareholders



Five Year Dividend Trend
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.07
$0.07
$0.08
$0.08
$0.09
$0.09
$0.09
$0.10
$0.10
$0.10
$0.12
$0.12
$0.13
$0.13
$0.13
$0.15
$0.15
$0.15
$0.15
$0.17
5/1/2015
7/1/2015
9/1/2015
11/1/2015
1/1/2016
3/1/2016
5/1/2016
7/1/2016
9/1/2016
11/1/2016
1/1/2017
3/1/2017
5/1/2017
7/1/2017
9/1/2017
11/1/2017
1/1/2018
3/1/2018
5/1/2018
7/1/2018
9/1/2018
11/1/2018
1/1/2019
3/1/2019
5/1/2019
7/1/2019
9/1/2019
11/1/2019
1/1/2020

- 7 dividend increases since 2015
- Most recent dividend increase of 13% declared in January 2020
- Quarterly dividend increased 143% since 2015

In Summary: We Accomplished a Lot Last Year

- Celebrated our **100th** anniversary with our clients and communities
- Supported our communities with **2,285 new loans** totaling **$523.9 million**
- Expanded Orrstown University to meet the learning and development needs of our growing organization
- Completed the systems conversion of First Community Bank of Mercersburg
- Completed the acquisition of Hamilton Bank
- Completed the systems conversion of Hamilton Bank

Last Year's Accomplishments (continued)

- **185** new employees joined the Orrstown family
- **9,250** hours of community service were logged
- More than **$650,000** donated to worthy organizations
- Hired two new Market Presidents, Zack Khuri (Dauphin County/West Shore) and Chris Holt (Maryland)
- **$16.9 million**[1] in net income, highest in 100 year history
- Added **16,258 core deposit accounts** and grew core deposits by **$311 million**
- ORRF stock total return of **27.9%** in 2019
- Increased dividends by **13.3%** in Q1 2020
- COVID-19 Pandemic introduces uncertainty into our ability to achieve similar results in 2020
- Tom Brugger will now review our financial results and discuss further

1. Highest net income in 100 year history of Bank, with exception of 2014, which was impacted by accounting adjustment for a deferred tax asset recapture

Financial Report

Thomas Brugger

Chief Financial Officer

Short-Term Financial Priorities to Mitigate COVID-19 event

Risk Management

- Conservative near term risk appetite
- Help clients to manage through potentially difficult upcoming period
- Provide solutions of loan payment deferrals and SBA PPP loans
- Early identification of problem loans with quick resolution
- Focus on higher risk loan concentrations; enhanced risk management
- Continue to maintain strong liquidity with readily available contingent liquidity
- Closely monitor investment portfolio risks; shrink portfolio over time

Net Interest Margin Management

- Reprice deposit and wholesale funding portfolios lower
- Focus on optimizing balance sheet mix

Short-Term Financial Priorities to Mitigate COVID-19 event

Capture Fee Income

- Mortgage banking refinance activity
- Interest rate hedging revenue for commercial clients
- Wealth management opportunity

Capital

- Maintain strong capital position
- Slower balance sheet growth expected
- Maintain common dividend

Spending Discipline

- Defer capital investments
- Reduce controllable expenses

Long-term Phases of Growth

COVID-19 IMPACTS MAY AFFECT STRATEGIC PLAN

Phase 1 (completed)	Phase 2 2021-2022	Phase 3 2022-2025	Phase 4 (ongoing)
BUILD SCALE WITH ACQUISITIONS, ORGANIC GROWTH, AND KEY HIRES	**ENHANCE AND OPTIMIZE PROFITABILITY OF BALANCE SHEET**	**ACHIEVE GROWTH THROUGH ACQUISTION AND ORGANIC GEOGRAHIC EXPANSION**	**DISCIPLINED GROWTH AND EXECUTION OF STRATEGIC PLAN**
• Market expansion efforts in Eastern, Central, and Maryland regions (investments in customer facing talent and infrastructure to successfully enter new markets) • Two acquisitions last year • Focus on revenue growth and scale	• Prepare platform for next phase of growth, including evaluation of fintech partnerships to accelerate digital offerings • Achieve scale in past investments • Achieve ROA of 1.15% or greater • Reach peer profitability • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Objective of \$3-\$5 billion in assets, ROA at peer levels • Continue to control expenses through automation and efficiency efforts	• Maintain peer profitability metrics • Continue to execute strategic plan • Continue to control expenses through automation and efficiency efforts

Long-term Path to Improving Profitability

Continue to grow the relationship community bank

- Expand loan origination capacity with 3 new lending teams and invest in new locations (York County, Central Region, Maryland Region) in target markets

Branch efficiency optimization

- Utilize continuous assessment process to identify underperforming locations
- Announced consolidation of 5 branches completed in Q1 2020 and sale of ~50,000 sq. ft. of excess real estate planned for later this year
- Scale branches in Eastern Region (Lancaster and Berks Counties) and Central Region (Dauphin and York Counties and West Shore) to full potential
- Optimize Maryland branch network

Long-term Path to Improving Profitability

Balance sheet mix optimization with the goal of expanding the net interest margin

- Grow relationship C&I, CRE and cash management deposits
- Reduce on balance sheet mortgages; sell new production
- Reduce investment portfolio concentration & wholesale funding

Fee income enhancement

- Expand mortgage banking origination capacity leading to higher gain on sale fees (in market branch referrals and in market LPO's)
- Expand Trust & Wealth Management into Maryland & continue expansion into Lancaster
- Continue rollout of offering interest rate hedging solutions for commercial clients
- Focus on growth in interchange revenue and other retail services

Summary Financial Trends

dollars in millions (except for per share information) Summary Trends	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Assets	1,293	1,415	1,559	1,934	2,383	23%	68%
Net Loans	774	873	1,003	1,237	1,639	33%	88%
Deposits	1,032	1,152	1,220	1,559	1,876	20%	63%
Equity	133	135	145	173	223	29%	66%
Tangible Book Value / Share[1]	16.06	16.14	17.22	16.73	17.65	5%	9%
Diluted Earnings / Share	0.97	0.81	0.98	1.50	1.61	7%	99%
Dividend / Share	0.22	0.35	0.42	0.51	0.60	18%	71%
Market Capitalization	148	186	211	172	253	48%	36%
Employees	302	319	330	376	450	20%	41%

1. Non-GAAP based financial measure. Please refer to the appendix for additional information

Income Statement Trends

dollars in millions Income Statement	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Net Interest Income	34.3	36.5	43.8	52.2	69.3	33%	90%
Non-Interest Income	17.3	18.3	18.8	20.0	23.8	19%	30%
Net Securities Gains	1.9	1.4	1.2	1.0	4.7	372%	234%
Total Revenue	**53.5**	**56.3**	**63.8**	**73.2**	**97.8**	**34%**	**74%**
Non-Interest Expense	44.6	48.1	50.3	54.7	68.3	25%	42%
Merger & Consolidation Charges	0.0	0.0	0.0	3.2	9.0	180%	NM
Total Expenses	**44.6**	**48.1**	**50.3**	**57.9**	**77.3**	**33%**	**61%**
Provision for Loan Losses	-0.6	0.3	1.0	0.8	0.9	13%	260%
Pretax Income	**9.5**	**7.9**	**12.4**	**14.4**	**19.6**	**36%**	**149%**
Net Income	**7.9**	**6.6**	**8.1**	**12.8**	**16.9**	**32%**	**155%**

in dollars							
Core Revenue[1]	51.6	54.9	62.6	72.2	93.1	29%	70%
Core Expense[1]	44.6	48.1	50.3	54.7	68.3	25%	42%
Core Pre-tax Pre-provision Income	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**	**42%**	**268%**
per diluted share							
Core Revenue[1]	6.34	6.74	7.61	8.45	8.85	5%	31%
Core Expense[1]	5.48	5.91	6.12	6.41	6.50	1%	10%
Core Pre-tax Pre-provision Income	**0.86**	**0.83**	**1.49**	**2.04**	**2.35**	**15%**	**185%**

(000's)

1 Non-GAAP based financial measure. Please refer to the appendix for additional information
Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Balance Sheet Trends

dollars in millions **Loan Portfolio Mix**	**2015**	**2016**	**2017**	**2018**	**2019**	**Growth 1 Year**	**Growth 3 Year**
Total Gross Loans	**788**	**886**	**1,016**	**1,251**	**1,654**	**32%**	**87%**
Residential Mortgage	16%	16%	16%	19%	20%		
Home Equity	16%	15%	14%	12%	11%		
Other Consumer	1%	1%	2%	3%	3%		
Total Consumer Loans	**33%**	**32%**	**33%**	**34%**	**34%**		
Construction Loans	**6%**	**3%**	**3%**	**4%**	**3%**		
Commercial Real Estate	43%	49%	49%	45%	46%		
Commercial & Industrial	9%	10%	11%	13%	13%		
Other Commercial	7%	6%	4%	4%	3%		
Total Commercial Loans	**60%**	**65%**	**64%**	**62%**	**62%**		
Total Loans	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions **Deposit Portfolio Mix**	**2015**	**2016**	**2017**	**2018**	**2019**	**Growth 1 Year**	**Growth 3 Year**
Total Deposits	**1,032**	**1,152**	**1,220**	**1,559**	**1,876**	**20%**	**63%**
Non-Interest DDA	13%	13%	13%	13%	13%		
Interest DDA	35%	39%	39%	36%	33%		
Total DDA	**47%**	**52%**	**52%**	**49%**	**46%**		
Money Market & Savings	23%	23%	25%	26%	26%		
Total Core Deposits	**70%**	**74%**	**78%**	**75%**	**72%**		
CD	30%	26%	22%	25%	28%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions Capital Adequacy	2015	2016	2017	2018	2019	Growth 1 Year	Growth 3 Year
Tier 1 Capital	123.8	127.0	138.8	160.1	196.5	23%	55%
Tier 2 Capital	10.7	12.0	13.6	46.9	47.6	1%	296%
Total Regulatory Capital	**134.6**	**139.0**	**152.4**	**207.0**	**244.0**	**18%**	**76%**
Tier 1 Leverage Ratio	9.8%	9.3%	9.0%	8.4%	8.6%		
Common Equity Tier 1 Ratio	14.6%	13.3%	12.1%	12.0%	11.3%		
Tier 1 Capital Ratio	14.6%	13.3%	12.1%	12.0%	11.3%		
Total Risk Based Capital Ratio	15.8%	14.6%	13.3%	15.6%	14.1%		

Performance Ratios

dollars in millions **Profitability Ratios**	**2015**	**2016**	**2017**	**2018**	**2019**	**Growth 1 Year**	**Growth 3 Year**
Reported							
Pre-tax Pre-provision Income	**8.9**	**8.1**	**13.4**	**15.2**	**20.5**	**35%**	**152%**
Pre-tax Pre-provision Inc / Avg Assets	0.72%	0.61%	0.90%	0.89%	0.92%		
Pre-tax Pre-provision Inc / Avg Equity	6.8%	5.9%	9.5%	10.2%	10.0%		
Efficiency Ratio	83%	86%	79%	79%	79%		
Operating Expense / Average Assets	3.6%	3.6%	3.4%	3.4%	3.5%		
***Core*[1]**							
Pre-tax Pre-provision Income	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**	**42%**	**268%**
Pre-tax Pre-provision Inc / Avg Assets	0.57%	0.51%	0.82%	1.02%	1.11%		
Pre-tax Pre-provision Inc / Avg Equity	5.3%	4.9%	8.7%	11.7%	12.0%		
Efficiency Ratio	86%	88%	80%	76%	73%		
Operating Expense / Average Assets	3.6%	3.6%	3.4%	3.2%	3.1%		

1 Non-GAAP based financial measure. Please refer to the appendix for additional information
Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

Management Report

Thomas R. Quinn, Jr.

President & CEO

Strategic Focus in 2020

The Board of Directors and Management set the following strategic priorities for 2020:

- Expand our Investor Relations activities and capabilities
- Expand fee income sources (SBA PPP program is example of Company being nimble and taking advantage of new opportunity)
- Further automation of operations and technology to support work-from-home needs and provide additional efficiencies of scale
- Improve data availability and usability to the front line
- Consistent and repeatable sales process across all business lines
- Continued expansion of Orrstown University
- Continued focus on enterprise risk management

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

Appendix

<u>Reconciliation of Non-GAAP Measures to GAAP Results</u>

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity and branch consolidations on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions and the impact of merger related expenses and branch consolidation expenses.

Core revenue, core non-interest expense, core pre-tax pre-provision income, core diluted per share measures and tangible book value per share, as used by the Company in this presentation are determined by methods other than in accordance with GAAP. While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

Non GAAP Financial Measure Reconciliation

Non GAAP Financial Measure Reconciliation

Reported	2015	2016	2017	2018	2019
Net Interest Income	34.3	36.5	43.8	52.2	69.3
Plus Non-Interest Income	19.2	19.7	19.9	21.0	28.5
Total Revenue (A)	**53.5**	**56.3**	**63.8**	**73.2**	**97.8**
Total Non- Interest Expense (B)	**44.6**	**48.1**	**50.3**	**57.9**	**77.3**
Efficiency Ratio (B / A)	83%	86%	79%	79%	79%

Income Statement / Diluted Share	2015	2016	2017	2018	2019
Core Revenue (C)	51.6	54.9	62.6	72.2	93.1
Core Non-Interest Expense (D)	44.6	48.1	50.3	54.7	68.3
Core Pre-tax pre-provision Income (C - D)	**7.0**	**6.7**	**12.2**	**17.4**	**24.7**
Diluted Shares (E)	8.1	8.1	8.2	8.5	10.5
Core Revenue / Diluted Share (C / E)	6.34	6.74	7.61	8.45	8.85
Core Non-Interest Expense / Diluted Share (D / E)	5.48	5.91	6.12	6.41	6.50
Core Pre-tax Pre-provision Income / Diluted Share (C - D)	**0.86**	**0.83**	**1.49**	**2.04**	**2.35**

Core	2015	2016	2017	2018	2019
Net Interest Income	34.3	36.5	43.8	52.2	69.3
Plus Non-Interest Income	19.2	19.7	19.9	21.0	28.5
Minus Security Gains	-1.9	-1.4	-1.2	-1.0	-4.7
Total Core Revenue (C)	**51.6**	**54.9**	**62.6**	**72.2**	**93.1**
Non-Interest Expense	44.6	48.1	50.3	57.9	77.3
Minus Branch Consolidation & Merger Exp	0.0	0.0	0.0	-3.2	-9.0
Total Core Non-Interest Expense (D)	**44.6**	**48.1**	**50.3**	**54.7**	**68.3**
Core Efficiency Ratio (D / C)	86%	88%	80%	76%	73%

Tangible Book Value	2015	2016	2017	2018	2019
Total Shareholders Equity	133.1	134.9	144.8	173.4	223.2
Minus Goodwill	-0.1	-0.8	-0.8	-12.6	-19.9
Minus Intangible Assets	-0.1	-0.2	-0.2	-3.1	-5.6
Tangible Book Value (F)	**132.9**	**133.8**	**143.8**	**157.7**	**197.8**
Ending Period Shares (G)	**8.3**	**8.3**	**8.3**	**9.4**	**11.2**
Tangible Book Value / Share (F / G)	*16.06*	*16.15*	*17.22*	*16.73*	*17.66*